                                                                   EXHIBIT 10.50

                                                                  EXECUTION COPY


                    MASTER GUARANTEE AND SUPPORT INSTRUMENT


                         Dated as of December 23, 1998

                                     among


                             EDISON MISSION ENERGY


                              ABN AMRO BANK N.V.

                            as Administrative Agent


                           THE CHASE MANHATTAN BANK

                              as Collateral Agent


                                      and


                           THE CHASE MANHATTAN BANK

                              as Depositary Agent

          MASTER GUARANTEE AND SUPPORT INSTRUMENT (this "Master Guarantee")
                                                         ----------------
dated as of December 23, 1998 among EDISON MISSION ENERGY, a corporation duly organized and validly existing under the laws of the State of California (the "Guarantor"); ABN AMRO BANK N.V., as Administrative Agent under the Credit
 ---------
Agreement (in such capacity, together with its successors in such capacity, the "Administrative Agent"); THE CHASE MANHATTAN BANK, as Collateral Agent under the
 --------------------
Intercreditor Agreement (in such capacity, together with its successors in such capacity, the "Collateral Agent"); and THE CHASE MANHATTAN BANK, as Depositary
               ----------------
Agent under the Depositary Agreement (in such capacity, together with its successors in such capacity, the "Depositary Agent").
                                  ----------------

          ECOELECTRICA, L.P., an exempted limited partnership duly formed and validly existing under the laws of Bermuda (the "Company"), the lenders and
                                                 -------
issuing banks under the Credit Agreement referred to below, the co-agents under the Credit Agreement referred to below and the Administrative Agent are parties to a Credit Agreement dated as of October 31, 1997 (as amended, modified and supplemented and in effect from time to time, the "Credit Agreement"),
                                                   ----------------
providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said lenders and issuing banks to the Company in an aggregate principal or face amount not exceeding the amount of Commitments of said lenders and issuing banks as the same may be adjusted from time to time. In addition, the Company may from time to time be obligated to certain of said lenders in respect of certain Permitted Interest Rate Protection Agreements.

          The Company, the Administrative Agent, the Collateral Agent, the Depositary Agent and certain other Secured Parties have entered into that certain Collateral Agency and Intercreditor Agreement (as amended, modified and supplemented and in effect from time to time, the "Intercreditor Agreement")
                                                   -----------------------
dated as of October 31, 1997.

          To induce the Collateral Agent and the Depositary Agent to release funds held in certain Accounts under the Depositary Agreement and to permit certain obligations to qualify as Committed Amounts under and in accordance with the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Definitions. Terms defined in Appendix A to the
                     -----------
Intercreditor Agreement are used herein and in each Master Guarantee Supplement (including in the preamble and recitals of this Master Guarantee and each Master Guarantee Supplement) as defined therein (and the principles of interpretation set forth in Appendix A to the Intercreditor Agreement shall apply to such definitions). Unless the context otherwise requires, any reference in this Master Guarantee or any Master Guarantee Supplement to any agreement shall mean such agreement and all schedules, exhibits and attachments thereto as amended, supplemented or modified. Unless otherwise stated, any reference in this Master Guarantee or any Master Guarantee Supplement to any Person shall include its permitted successors and assigns and, in the case of any Government Authority, any Person succeeding to its functions and capacities. In addition, the following terms shall have the following respective meanings:

          "Guaranteed Obligor" shall mean the Company, a Partner or another
           ------------------
Person specified on a Master Guarantee Supplement as a "Guaranteed Obligor".

                             ACCEPTABLE GUARANTEE
                             --------------------

          "Master Guaranteed Obligations" shall mean each of the obligations of
           -----------------------------
a Guaranteed Obligor specified on a Master Guarantee Supplement as a "Master Guaranteed Obligation".

          "Master Guarantee Supplement" shall mean a Master Guarantee Supplement
           ---------------------------
in substantially the form of Exhibit A hereto that establishes a Guaranteed Obligor and a Master Guaranteed Obligation for purposes of this Master Guarantee.

          "Master Guarantee Termination Date" shall mean the earlier to occur of
           ---------------------------------
(i) the payment and satisfaction in full of each Master Guaranteed Obligation and the occurrence of the Debt Termination Date and (ii) the date on which the Guarantor elects, pursuant to Section 2.08(b) hereof, to terminate this Master Guarantee.

          As used in the Credit Agreement as the same relates to this Master Guarantee and the relevant Master Guarantee Supplement and the Depositary Agreement as the same relates to this Master Guarantee and the relevant Master Guarantee Supplement, the term "ASP Replacement Event" shall mean:
                                ---------------------

          (a) Any representation or warranty made or deemed made by the Guarantor (or any of its officers) herein or under or in connection with any other Project Document to which the Guarantor is a party shall prove to have been false or misleading in any material respect as of the time made or deemed made, confirmed or furnished and shall have (or the facts or circumstances underlying such false or misleading representation or warranty shall have) resulted in a Material Adverse Effect on the Company, any Partner or the Guarantor; or

          (b) The Guarantor shall default in the performance of any of its obligations under any of Section 2.01 of this Master Guarantee; or the Guarantor shall default in the performance of any of its other obligations in this Master Guarantee or any other Recourse Document to which it is a party and such default shall continue unremedied for a period of 30 days after the occurrence of such default; or

          (c) A Bankruptcy Event shall occur and be continuing with respect to the Guarantor; or

          (d) (i) In the case of Master Guarantee Supplements that, together with this Master Guarantee, constitute a Fuel Hedge Interruption Reserve Support Instrument, the Guarantor shall fail to have outstanding long-term unsecured indebtedness rated BBB+ or better by S&P and Baal or better by Moody's (or an equivalent rating by another nationally recognized statistical rating organization or similar standing if neither such corporation is in the business of rating such long-term unsecured indebtedness or (ii) in the case of any other Master Guarantee Supplement, the Guarantor shall fail to have outstanding long-term unsecured indebtedness rated A or better by S&P and A2 or better by Moody's (or an equivalent rating by another nationally recognized statistical rating organization of similar standing if neither such corporation is in the business of rating

                             ACCEPTABLE GUARANTEE
                             --------------------
     such long-term unsecured indebtedness or in the case of any other Master Guarantee Supplement; or

          (e) The Guarantor shall default in the payment when due of any principal of or interest on any of its Indebtedness which is outstanding in a principal amount of at least $50,000,000 in the aggregate (other than its Indebtedness hereunder); or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof.

          Section 2. The Guarantee.
                     -------------

          2.01 The Guarantee. The Guarantor hereby guarantees to the
               -------------
Administrative Agent, the Collateral Agent, the Depositary Agent and each other Secured Party (or certain of them as set forth in the Depositary Agreement) and their respective successors and assigns the prompt payment in full when due of each Master Guaranteed Obligation by the related Guaranteed Obligor. The Guarantor hereby further agrees that the Guarantor will promptly pay each Guaranteed Obligation within five Business Days following the Guarantor's receipt of written notice of demand for payment therefor from the Administrative Agent, the Collateral Agent or the Depositary Agent, furnished in accordance with the terms of the Depositary Agreement and that in the case of any extension of time of payment or renewal of any Master Guaranteed Obligation, the same will be promptly paid in full when due in accordance with the terms of such extension or renewal within five Business Days following the Guarantor's receipt of written notice of demand for payment therefor from the Administrative Agent, the Collateral Agent or the Depositary Agent, furnished in accordance with the terms of the Depositary Agreement. Any such payments pursuant to this Section 2.01 shall be made in immediately available funds to the Account (or sub-account thereof) established in the name of the Company and maintained by the Depositary Agent at The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001, identified in the related Master Guarantee Supplement with respect to such Master Guaranteed Obligation, pending transfer in accordance with the Depositary Agreement (provided, that in the event that no account is
                               --------
specified in such Master Guarantee Supplement or in a demand for payment delivered with respect to any Master Guaranteed Obligation, payments shall be made in accordance with Payment Instructions to the Project Revenue Account (account number C23916) and segregated therein pending transfer in accordance with the terms of the Depositary Agreement). Each payment made in respect of any Master Guaranteed Obligation shall be accompanied by a written statement from an Authorized Officer of the Guarantor identifying the Master Guaranteed Obligation to which such payment relates.

          2.02 Obligations Unconditional; Waiver of Defenses. The obligation of
               ---------------------------------------------
the Guarantor under Section 2.01 hereof is irrevocable, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Agreement, any

                             ACCEPTABLE GUARANTEE
                             --------------------
other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any Master Guaranteed Obligation or any Secured Obligation, and, to the fullest extent permitted by applicable Government Rule, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this
Section 2.02 that the obligation of the Guarantor hereunder shall be absolute and unconditional under any and all circumstances. To the fullest extent permitted by applicable Government Rule, the obligation of the Guarantor under
Section 2.01 hereof shall not be subject to any abatement, reduction, limitation, impairment, termination, setoff, defense, counterclaim or recoupment whatsoever or any right to any thereof, and shall not be released or discharged. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by applicable Government Rule, the occurrence of any one or more of the following (without notice to the Guarantor) shall not alter or impair the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, the time for any performance of or compliance with any Master Guaranteed Obligation or any Secured Obligation shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Credit Agreement, any other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (c) the maturity of any Master Guaranteed Obligation or any Secured Obligation shall be accelerated, or any Master Guaranteed Obligation or any Secured Obligation shall be modified, supplemented or amended in any respect, or any right under any of the Credit Agreement, any other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any Master Guaranteed Obligation or any Secured Obligation or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

          (d) any lien or security interest granted to, or in favor of, the Collateral Agent, the Depositary Agent or any Secured Party as security for any Master Guaranteed Obligation or any Secured Obligation shall fail to be perfected;

          (e) the bankruptcy or insolvency of the Company, the Guarantor, any Partner or any other Recourse Party or any reorganization, arrangement, compromise, composition or plan affecting the Company, the Guarantor, any Partner or any other Recourse Party shall occur; or



                             ACCEPTABLE GUARANTEE
                             --------------------

          (f) this Master Guarantee, any Master Guarantee Supplement or any other Project Document referred to herein or therein shall be rejected in any bankruptcy, insolvency or similar proceeding (nothing herein being a concession that any obligation hereunder or thereunder is properly classifiable as an executory obligation).

To the fullest extent permitted by applicable Government Rule, the Guarantor hereby expressly waives, except as specifically provided in Section 2.01 hereof, diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent, the Collateral Agent, the Depositary Agent or any other Secured Party exhaust any right, power or remedy or proceed against any Guaranteed Obligor or any other Person under the Credit Agreement, any other Basic Document, any other Financing Document, any Project Document or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any Master Guaranteed Obligation or any Secured Obligation.

          2.03 Reinstatement. The obligation of the Guarantor under this Section
               -------------
2 shall be automatically reinstated if, and to the extent that, for any reason any payment by or on behalf of the Guarantor in respect of any Master Guaranteed Obligation is rescinded or must be otherwise restored by the Administrative Agent, the Collateral Agent, the Depositary Agent or any other Secured Party, whether as a result of any proceedings under bankruptcy, insolvency or similar laws, reorganization or otherwise, and the Guarantor shall indemnify the Administrative Agent, the Collateral Agent, the Depositary Agent and each other Secured Party on demand for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses of counsel) incurred by the Administrative Agent, the Collateral Agent, the Depositary Agent or such other Secured Party in connection with such rescission or restoration.

          2.04 Subrogation. Until the Master Guarantee Termination Date, the
               -----------
Guarantor shall not exercise, and hereby irrevocably waives, to the fullest extent permitted by applicable Government Rule, any claim, right or remedy that it may now have or may hereafter acquire against any Guaranteed Obligor arising under or in connection with this Master Guarantee or any Master Guarantee Supplement, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by Government Rule or otherwise in any claim, right or remedy of the Administrative Agent, the Collateral Agent, the Depositary Agent or the other Secured Parties against any Guaranteed Obligor or any other Person or any Collateral which the Administrative Agent, the Collateral Agent, the Depositary Agent or any other Secured Party may now have or may hereafter acquire. If, notwithstanding the preceding sentence, any amount shall be paid to the Guarantor at any time when any Master Guaranteed Obligation shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of the Guarantor and be turned over to the Collateral Agent (duly endorsed by the Guarantor to the Collateral Agent, if required), to be applied against such Master Guaranteed Obligation, whether matured or unmatured, in accordance with the Depositary Agreement.

          2.05 Remedies. The Guarantor agrees that, as between the Guarantor,
               --------
the Administrative Agent, the Collateral Agent, the Depositary Agent and the other Secured Parties,

                             ACCEPTABLE GUARANTEE
                             --------------------
the obligations of each Guaranteed Obligor under the documentation governing its related Master Guaranteed Obligation may become, or may be declared to be, forthwith due and payable as provided therein for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations becoming automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Company for purposes of said Section 2.01. The Guarantor further agrees that, in accordance with the Depositary Agreement, upon the occurrence of a Master Guarantee ASP Replacement Event amounts payable under this Master Guarantee and any Master Guarantee Supplement may, notwithstanding that the obligations of any Guaranteed Obligor are not then due and payable, become payable in the amounts and at the times set forth in the Depositary Agreement.

          2.06 Continuing Guarantee. The guarantee in this Section 2 is a
               --------------------
continuing guarantee and shall apply to any Master Guaranteed Obligation whenever arising.

          2.07 Pro Tanto Discharge. Any payment made directly to the Depositary
               -------------------
Agent under this Master Guarantee shall be deemed to be payment by the Guaranteed Obligor of the related Master Guaranteed Obligation pro tanto
                                                               --- -----
(subject to Section 2.03 hereof).

          2.08 Termination.
               -----------

          (a) Master Guarantee Supplements. Upon written notice to the
              ----------------------------
Administrative Agent, the Collateral Agent and the Depositary Agent, the Guarantor may, with respect to any Master Guaranteed Supplement, on any date on which (a) the Master Guaranteed Obligation guaranteed under such Master Guarantee Supplement is no longer required to be guaranteed under and in accordance with any of the Basic Documents (including, without limitation, by reason of such Master Guaranteed Obligation being guaranteed under the Acceptable Guarantee of an Acceptable Support Party), (b) no Master Guaranteed Obligation relating to such Master Guaranteed Supplement is outstanding and (c) no amounts are payable under or in accordance with Section 5.03 hereof with respect to the Master Guaranteed Obligation relating to such Master Guarantee Supplement, terminate such Master Guarantee Supplement effective on and as of such date.

          (b) Master Guarantee. Upon written notice to the Administrative Agent,
              ----------------
the Collateral Agent and the Depositary Agent, the Guarantor may, on any date on which (a) no Master Guarantee or Master Guarantee Supplement is at such time required to be in full force and effect under and in accordance with any of the Basic Documents, (b) no Master Guaranteed Obligation is outstanding and (c) no amounts are payable under or in accordance with Section 5.03 hereof, terminate this Master Guarantee effective on and as of such date.

          Section 3. Representations and Warranties. The Guarantor represents
                     ------------------------------
and warrants to the Administrative Agent, the Collateral Agent, the Depositary Agent and the other Secured Parties that:

          3.01 Corporate Existence. The Guarantor is a corporation duly
               -------------------
organized, validly existing and in good standing under the laws of the State of California and is duly qualified to do

                             ACCEPTABLE GUARANTEE
                             --------------------
business and is in good standing in its jurisdiction of incorporation and all other places where necessary in light of the business it conducts and the Property it owns and intends to conduct and own and in light of the transactions contemplated by this Master Guarantee and each other Project Document to which it is a party.

          3.02 Financial Condition. The audited balance sheet of the Guarantor
               -------------------
as at December 31, 1997 and the related statements of income, shareholders' equity and cash flows for the fiscal year of the Guarantor for the fiscal year of the Guarantor ended on such date, and the unaudited balance sheet of the Guarantor as at September 30, 1998 and the related statements of income, shareholders' equity and cash flows of the Guarantor for the nine (9)-month period ended on such date, heretofore furnished to each of the Secured Parties, are complete and correct and fairly present the financial condition of the Guarantor as at said dates and the results of its operations for the fiscal year and nine (9)-month period ended on said dates (subject, in the case of such unaudited financial statements as at March 31, 1998, June 30, 1998 and September 30, 1998, to normal year-end audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. Since September 30, 1998 there has been no material adverse change in the financial condition, operations, business or prospects of the Guarantor from that set forth in said financial statements as at said date.

          3.03 Litigation. Except as disclosed in Guarantor's Form 10-K for the
               ----------
year ended December 31, 1997 or Guarantor's Form 10-Q for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, as filed with the U.S. Securities and Exchange Commission, which were delivered to each of the Administrative Agent, the Collateral Agent, each Lender and each issuing Bank prior to the date hereof, there is no action, suit or proceeding at law or in equity or by or before any Government Authority, arbitral tribunal or other body now pending or, to the best knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Property, which has had or could reasonably be expected to have a Material Adverse Effect on the Guarantor.

          3.04 No Breach. The execution, delivery and performance by the
               ---------
Guarantor of this Master Guarantee and each other Project Document to which it is or is intended to be a party and the consummation of the transactions contemplated hereby and thereby do not and will not: (a) require any consent or approval of the board of directors or any shareholder of the Guarantor or any other Person that has not been duly obtained and each such consent or approval that has been obtained is in full force and effect, (b) violate any provision of the certificate of incorporation or the by-laws of the Guarantor or any Government Rule or Government Approval applicable to the Guarantor, (c) conflict with, result in a breach of or constitute a default under any provision of the certificate of incorporation, by-laws or any resolution of the board of directors of the Guarantor or any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Guarantor is a party or by which it or its Properties may be bound or (d) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned or hereafter acquired by the Guarantor, which, in any of the circumstances described in the foregoing clauses (a) through (d), could reasonably be expected to have a Material Adverse Effect on the Company or the Guarantor. The Guarantor is not in violation of any Government Rule or Government Approval which violation could reasonably be expected to have a Material Adverse Effect on the Company or the Guarantor.

                             ACCEPTABLE GUARANTEE
                             --------------------

          3.05 Action. The Guarantor has the full corporate power, authority and
               ------
legal right to execute, deliver and perform its obligations under this Master Guarantee and any other Project Document to which it is or is intended to be a party. The execution, delivery and performance by the Guarantor of this Master Guarantee and any other Project Document to which it is or is intended to be a party, and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and shareholder action on the part of the Guarantor. This Master Guarantee and any other Project Document to which the Guarantor is or is intended to be a party has been duly executed and delivered by the Guarantor, has not been amended or otherwise modified, except as permitted pursuant to Section 8.23 of the Credit Agreement, is in full force and effect and is the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding at law or in equity).

          3.06 Approvals. No Government Approval by, and no filing with, any
               ---------
Government Authority is required for the execution, delivery or performance by the Guarantor of this Master Guarantee or any other Project Document to which it is or is intended to be a party or for the validity or enforceability hereof or thereof, or for the exercise by the Administrative Agent, the Depositary Agent, the Collateral Agent or any other Secured Party of their respective rights and remedies hereunder.

          3.07 Taxes. The Guarantor has filed or caused to be filed all tax
               -----
returns that are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against the Guarantor or any of its Property and all other Taxes, imposed on the Guarantor by any Government Authority (other than Taxes the payment of which are not yet due or which are being Contested), and no tax Liens (other than Permitted Liens) have been filed and no claims are being asserted with respect to such Taxes.

          3.08 Regulatory Status. The Guarantor is not an "investment company"
               -----------------
within the meaning of the Investment Company Act of 1940, as amended.

          Section 4. Covenants. The Guarantor agrees that, until the payment and
                     ---------
satisfaction in full of each Guaranteed Obligation and the occurrence of the Debt Termination Date:

          4.01 Financial Statements. The Guarantor shall deliver to the
               --------------------
Administrative Agent and the Collateral Agent to the extent not otherwise delivered pursuant to the Financing Documents:

          (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of the Guarantor, unaudited financial statements of the Guarantor for such period and for the period from the beginning of the respective fiscal year to the end of such period in the form that the Guarantor releases to the public;

                             ACCEPTABLE GUARANTEE
                             --------------------

          (b) as soon as available and in any event within 120 days after the end of each fiscal year of the Guarantor, audited financial statements of the Guarantor for such year in the form that the Guarantor releases to the public;

          (c) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Guarantor shall have filed with the Securities and Exchange Commission or any national securities exchange;

          (d) promptly upon the mailing thereof to the shareholders of the Guarantor generally, copies of all financial statements, reports and proxy statements so mailed;

          (e) promptly after the Guarantor knows or has reason to believe that any ASP Replacement Event has occurred, a notice of such ASP Replacement Event describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Guarantor has taken or proposes to take with respect thereto; and

          (f) from time to time such other information regarding the financial condition, operations, business or prospects of the Guarantor as the Collateral Agent or the Administrative Agent (or any Lender through the Administrative Agent) may reasonably request.

          4.02 Litigation. The Guarantor shall promptly upon obtaining knowledge
               ----------
of (a) any action, suit or proceeding at law or in equity by or before any Government Authority, arbitral tribunal or other body pending or threatened against the Guarantor which could reasonably be expected to result in a Material Adverse Effect on the Guarantor or (b) any other circumstance, act or condition (including, without limitation, the adoption, amendment or repeal of any Government Rule applicable to the Guarantor or the Impairment of any Government Approval relating to the Guarantor or notice (whether formal or informal, written or oral) of the failure to comply with the terms and conditions of any such Government Approval) which could reasonably be expected to result in a Material Adverse Effect on the Guarantor, furnish to the Administrative Agent and the Collateral Agent a notice of such event describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Guarantor has taken and proposes to take with respect thereto.

          4.03 Corporate Existence, Etc. The Guarantor shall preserve and
               ------------------------
maintain (a) its corporate existence and (b) all of its licenses, rights, privileges and franchises necessary or desirable for (i) the maintenance of its existence and (ii) the fulfillment of its material obligations and the exercise of all its material rights under this Master Guarantee and each other Project Document to which it is or is intended to be a party; provided, however, that
                                                      --------- -------
this Section 4.03 shall not apply to or be breached by any merger or consolidation of Guarantor with or into any other Person if (a) Guarantor is the survivor or (b) the surviving Person, if not Guarantor, is organized under the laws of the United States or a state thereof and assumes all obligations of Guarantor under this Master Guarantee (provided in each case that immediately after giving effect to such proposed transaction, no ASP Replacement Event or event which, with giving of notice or lapse of time or both, would constitute an ASP Replacement Event, would exist or result).

                             ACCEPTABLE GUARANTEE
                             --------------------

          4.04 Compliance with Government Rules. Etc. The Guarantor shall comply
               -------------------------------------
with all applicable Government Rules and shall from time to time obtain and renew, and shall comply with, all Government Approvals as shall now or hereafter be necessary under applicable Government Rules in connection with this Master Guarantee and each other Project Document to which the Guarantor is or is intended to be a party and the transactions contemplated hereby or thereby (except any thereof the non-compliance with which could not reasonably be expected to result in a Material Adverse Effect on the Guarantor) and shall promptly furnish certified copies of each such Government Approval to the Administrative Agent and the Collateral Agent (together with the application for and the and associated correspondence regarding such Government Approvals, if requested by the Administrative Agent) to the extent not theretofore furnished in accordance with the terms of the Credit Agreement.

          4.05 Taxes. The Guarantor shall pay and discharge, or effectively
               -----
provide for, all Taxes now or hereafter imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto (provided that the Guarantor shall have the right to Contest the
         --------
validity or amount of any such Tax, in which event, the Guarantor shall promptly pay any valid, final judgment enforcing any such Tax and cause the same to be satisfied of record) unless such failure to pay could not, either individually or together with all other failures by the Guarantor to pay, reasonably be expected to result in a Material Adverse Effect on the Guarantor.

          4.07 Maintenance of Properties. The Guarantor shall maintain and
               -------------------------
preserve all of its material Properties necessary or useful in the proper conduct its business in good working order and condition, ordinary wear and tear excepted and (b) keep insured by financially sound and reputable insurers all Property of a character usually insured by entities engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such entities and carry such other insurance as is usually carried by such entities.

          Section 5. Miscellaneous.
                     -------------

          5.01 No Waiver. No failure on the part of the Administrative Agent,
               ---------
the Collateral Agent, the Depositary Agent, any other Secured Party, or the Company to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder or under any Master Guarantee Supplement shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent, the Collateral Agent, the Depositary Agent, any other Secured Party, or the Company of any right, power or privilege hereunder or thereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein and in any Master Guarantee Supplement are cumulative and not exclusive of any remedies provided by law.

          5.02 Notices. All notices, requests and other communications provided
               -------
for herein or in any Master Guarantee Supplement (including, without limitation, any modifications of, or waivers or consents under, this Master Guarantee or any Master Guarantee Supplement) shall be given or made in writing (including, without limitation, by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each

                             ACCEPTABLE GUARANTEE
                             --------------------
other party. Except as otherwise provided in this Master Guarantee or any Master Guarantee Supplement, all such communications shall be deemed to have been duly given when received by telex or telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          5.03 Expenses. The Guarantor agrees to pay to the Administrative
               --------
Agent, the Collateral Agent and the Depositary Agent all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Master Guarantee or any Master Guarantee Supplement, and for the defending or asserting of rights and claims of the Administrative Agent, the Collateral Agent or the Depositary Agent under such provisions, by litigation or otherwise.

          5.04 Waivers. Etc. This Master Guarantee or any Master Guarantee
               ------------
Supplement may be amended or modified only by an instrument in writing signed by the Guarantor, the Administrative Agent acting with the consent of the Majority Lenders as provided in Section 10.09 of the Credit Agreement and Section 23 of the Intercreditor Agreement and the Collateral Agent acting with the consent of the Required Creditors as provided in Section 23 of the Intercreditor Agreement, and any provision of this Master Guarantee or any Master Guarantee Supplement may be waived by the Administrative Agent acting with consent of the Majority Lenders as provided in Section 10.09 of the Credit Agreement and Section 23 of the Intercreditor Agreement and the Collateral Agent acting on the instruction of the Required Creditors; provided that (a) no amendment, modification or waiver shall, unless by an instrument in writing signed by all of the Secured Parties or by the Collateral Agent acting on the instruction of all of the Secured Parties, alter the terms of this Section 5.04 and (b) no amendment, modification or waiver shall, unless by an instrument in writing signed by the Depositary Agent, affect the rights or obligations of the Depositary Agent. Any waiver shall be effective only in the specific instance and for the specified purpose for which it was given.

          5.05 Successors and Assigns. This Master Guarantee and each Master
               ----------------------
Guarantee Supplement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the Guarantor, the Administrative Agent, the Depositary Agent, the Collateral Agent, the other Secured Parties and the holder of any Master Guaranteed Obligation (provided, however, that the
                                                --------
Guarantor shall not assign or transfer its rights hereunder (other than pursuant to a merger or consolidation of the Guarantor with or into any other Person if
(a) the Guarantor is the survivor or (b) the surviving Person, if not Guarantor, is organized under the laws of the United States or a state thereof and assumes all obligations of the Guarantor under the Master Guarantee (provided in each case that immediately after giving effect to such proposed transaction, no ASP Replacement Event or event which, with the giving of notice or lapse of time or both, would constitute an ASP Replacement Event, would exist or result)) without the prior written consent of the Collateral Agent (acting with the consent of the Required Creditors).

          5.06 Counterparts; Integration; Effectiveness. This Master Guarantee
               ----------------------------------------
and any Master Guarantee Supplement may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto or to any Master Guarantee Supplement may execute this Master Guarantee or any Master Guarantee Supplement by signing any such counterpart. This Master Guarantee, each Master Guarantee Supplement and the other Project Documents to which the Guarantor is a party

                             ACCEPTABLE GUARANTEE
                             --------------------
constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter hereof. This Master Guarantee and each Master Guarantee Supplement shall become effective at such time as the Collateral Agent shall have received counterparts hereof signed by all of the intended parties hereto.

          5.07  Severability. If any provision hereof or of any Master Guarantee
                ------------
Supplement is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by applicable Government Rule, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          5.08  The Administrative Agent, the Collateral Agent and the
                ------------------------------------------------------
Depositary Agent. As provided in Section 10 of the Credit Agreement,  each
----------------
Lender has appointed ABN AMRO BANK N.V. as its Administrative Agent for purposes of this Master Guarantee and each Master Guarantee Supplement and as provided in the Intercreditor Agreement and the Depositary Agreement, the Secured Parties have appointed (or approved of the appointment of) the Collateral Agent and the Depositary Agent for the purposes of this Master Guarantee and each Master Guarantee Supplement.

          5.09  Headings. Headings appearing herein or in any Master Guarantee
                --------
Supplement are used solely for convenience of reference and are not intended to affect the interpretation of any provision of this Master Guarantee or any Master Guarantee Supplement.

          5.10  SPECIAL EXCULPATION. NO CLAIM MAY BE MADE BY THE GUARANTOR OR
                -------------------
ANY OTHER PERSON AGAINST THE COLLATERAL AGENT, THE DEPOSITARY AGENT, THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS MASTER GUARANTEE OR ANY OTHER PROJECT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND THE GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

          5.11  SUBMISSION TO JURISDICTION. THE GUARANTOR HEREBY SUBMITS TO THE
                --------------------------
NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS MASTER GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

                             ACCEPTABLE GUARANTEE
                             --------------------

PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          5.12  NO THIRD PARTY BENEFICIARIES. THE AGREEMENTS OF THE PARTIES
                ----------------------------
HERETO ARE SOLELY FOR THE BENEFIT OF THE GUARANTOR, THE COMPANY, THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES, AND NO PERSON (OTHER THAN THE PARTIES HERETO, THE SECURED PARTIES AND THEIR SUCCESSORS AND ASSIGNS PERMITTED HEREUNDER) SHALL HAVE ANY RIGHTS HEREUNDER.

          5.13  GOVERNING LAW. THIS MASTER GUARANTEE SHALL BE GOVERNED BY, AND
                -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          5.14  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY
                --------------------
WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS MASTER GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.





                             ACCEPTABLE GUARANTEE
                             --------------------

          IN WITNESS WHEREOF, the parties hereto have caused this Master Guarantee to be duly executed and delivered as of the day and year first above written.


                                   EDISON MISSION ENERGY



                                   By /s/ Michael P. Childers
                                     -------------------------
                                    Michael P. Childers
                                    Vice President

                                   Address for Notices:
                                   18101 Von Karman Avenue
                                   Suite 1700
                                   Irvine, California 92612-1046

                                   Telecopier No.: 949-833-9274
                                   Telephone No.:  949-798-7852

                                   Attention: Michael P. Childers
                                              Vice President

                                   With copies to:

                                   Edison Mission Energy
                                   18101 Von Karman Avenue
                                   Irvine, California 92612-1046

                                   Telecopier No.: 949-752-1420
                                   Telephone No.:  949-798-7887

                                   Attention: Reggie Rice, Esq.




                             ACCEPTABLE GUARANTEE
                             --------------------

                                 ABN AMRO BANK N.V.,
                                  as Administrative Agent


                                 By /s/ William R. Hale
                                   ---------------------------
                                  Name:  WILLIAM R. HALE
                                  Title: SENIOR VICE PRESIDENT



                                 By /s/ Miguel A. Pachicano
                                   ---------------------------
                                  Name:  Miguel A. Pachicano
                                  Title: Vice President

                                 Address for Notices:


                                 ABN AMRO Bank N.V.
                                     New York Branch
                                 1325 Avenue of the Americas
                                 9th Floor
                                 New York, New York 10019

                                 Telecopier No.: 212-314-1712

                                 Telephone No.:  212-314-1276

                                 Attention:  Syndications & Placements;
                                                  Administrative Services


                                 With copies to:


                                 ABN AMRO Bank N.V.
                                 135 South LaSalle Street
                                 Suite 2805
                                 Chicago, Illinois 60603

                                 Telecopier No.: 312-904-8840

                                 Telephone No.:  312-904-8835

                                 Attention:  Credit Administration
                                                  Department


                             ACCEPTABLE GUARANTEE
                             --------------------
                               and

                               ABN AMRO North America, Inc.
                               135 South LaSalle Street
                               Suite 711
                               Chicago, Illinois 60603

                               Telecopier No.: 312-904-6387
                               Telephone No.:  312-904-6165

                               Attention:  Project Finance














                             ACCEPTABLE GUARANTEE
                             --------------------

                               THE CHASE MANHATTAN BANK,
                                 as Collateral Agent

                                   By  /s/ David G. Safer
                                      ------------------------
                                      Name:  DAVID G. SAFER
                                      Title: VICE PRESIDENT


                               Address for Notices:

                               The Chase Manhattan Bank
                               450 West 33rd Street
                               15th Floor
                               New York, New York 10001

                               Attention:  International Corporate Trust


                               Telephone:  212-946-3013
                               Telecopy:   212-946-8177/8

                               With copies to:

                               The Chase Manhattan Bank
                               Hato Rey Headquarters
                               254 Munoz Rivera Avenue
                               San Juan, Puerto Rico 00936

                               Attention:

                               Telephone:  787-753-3400
                               Telecopy:   787-753-3218











                             ACCEPTABLE GUARANTEE
                             --------------------

                               THE CHASE MANHATTAN BANK
                                as Depositary Agent

                               By /s/ David G. Safer
                                  --------------------
                                 Name:  DAVID G. SAFER
                                 Title: VICE PRESIDENT

                               Address for Notices:

                               The Chase Manhattan Bank
                               450 West 33rd Street
                               15th Floor
                               New York, New York 10001

                               Attention:  International Corporate Trust


                               Telephone:  212-946-3013
                               Telecopy:   212-946-8177/8














                             ACCEPTABLE GUARANTEE
                             --------------------